Money Market Funds

Prospectus Supplement

UBS Master Series, Inc.

UBS Money Market Fund

Supplement to the Prospectus dated June 28, 2012 (the "Prospectus")

April 17, 2013

Dear Investor:

This supplement announces the planned liquidation in June of UBS Money Market Fund (the "Fund") and updates certain information contained in the Prospectus.

Upon the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the Fund's investment adviser, the Board of Directors of UBS Master Series, Inc. (the "Corporation") has approved the liquidation of the Fund pursuant to a Plan of Liquidation (the "Plan"). Accordingly, the Fund will be liquidated in accordance with the Plan on or about June 20, 2013 (the "Liquidation Date").

The Fund was established many years ago to facilitate exchanges involving the share classes of other funds within the UBS fund complex ("Family Funds," as described below). Investor interest in this type of specialized money market fund has waned to the point that the Fund had less than $10 million in assets as of March 31, 2013. This is well below the amount that UBS Global AM believes to be reasonable for continued viability. The Fund's continued existence has been subsidized by ongoing fee waivers/expense reimbursements by UBS Global AM; portfolio management has become more challenging when trying to comply with regulatory diversification requirements applied to a relatively small, and shrinking, portfolio asset base. Therefore, the Fund is ceasing operations, and investors will receive a liquidating distribution in payment for their shares as described below.

Suspension of Sales. As of the close of business on April 18, 2013, shares of the Fund will no longer be available for purchase by the exchange of shares from the corresponding class of other Family Funds, which include other UBS funds, PACE® Select funds and certain other funds for which UBS Global Asset Management (US) Inc. serves as principal underwriter.

Liquidation of Assets. On or before the Liquidation Date, all securities of the Fund will be converted to cash or cash equivalents. The Fund may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders. (For example, the Fund may hold significant, uninvested cash positions in a bank account pending distribution to investors; this would be in lieu of continuing to invest in money market securities to earn ongoing income.)

As soon as reasonably practicable after the Liquidation Date, the Fund will distribute pro rata to the Fund's shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities (the "Liquidating Distribution"). It is expected that the Liquidating Distribution will be at a $1.00 net asset value per share. UBS Global AM, and not the Fund, will bear the usual expenses incurred in connection with the carrying-out of the Plan (for example, the costs of preparing and sending this notice and the costs of preparing and making certain related regulatory filings); however, expenses incurred by the Fund in the ordinary course during the liquidation, such as transaction costs, will be borne by the Fund.

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Redemptions or Exchanges Prior to the Liquidation. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund's Prospectus. Holders of shares of the Fund may also exchange their shares for shares of the same class of most other UBS Family Funds at net asset value without imposition of an initial sales charge, redemption fee or contingent deferred sales charge, as provided in the Fund's prospectus. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange (as you normally would if the Fund were not liquidating). Shareholders should consult the prospectus of the UBS Family Fund that they wish to acquire in connection with such an exchange.

Certain Tax Information. If a shareholder remains invested in the Fund as of the Liquidation Date, the shareholder's shares will be redeemed automatically promptly after the Liquidating Distribution, at net asset value per share as of the Liquidation Date. As with any money market fund, the Fund seeks to maintain a stable $1.00 net asset value per share, although there is no assurance that any money market fund will be able to do so. Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. However, shareholders are not expected to have any gain or loss on the Liquidating Distribution so long as the Fund maintains a $1.00 share price. Prior to the liquidation, the Fund may make distributions of income and capital gains, which may be taxable (similar to how any current monthly dividend payment would be taxable to an investor). If you have questions, you should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

Waiver of annual 12b-1 distribution fees and elimination of contingent deferred sales charges on redemptions. As of the close of business on April 18, 2013, the Fund will cease the payment of the annual 12b-1 distribution fee that is charged to the shareholders of Class C shares (0.50% of average net assets—however, it should be noted that all or part of this amount has been voluntarily waived for some time in order to allow the Fund to maintain a positive yield in the current low interest rate environment). Additionally, the deferred sales charge that would normally be applicable to Class A shares (on purchases initially made in a UBS Family Fund above $1 million) and Class C shares will be waived to facilitate shareholder redemptions beginning April 18, 2013. The annual 12b-1 service fee of 0.25% of average net assets that is charged to Class A shares and Class C shares will continue (unless otherwise voluntarily waived by the Fund's distributor). With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a deferred sales charge when you sell the shares of the UBS Family Fund acquired in the exchange as described in the Prospectus.

UBS Global AM appreciated your investment in the Fund and believes that closing the Fund is in the best interests of all. We encourage you to discuss investment alternatives with your Financial Advisor.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.